SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) - January 30, 1996

           THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

          Connecticut             0-13300            06-0384680
(State or other jurisdiction    (Commission         (IRS Employer
      of incorporation)         File Number)     Identification No.)

      One State Street, Hartford, Connecticut        06102-5024
     (Address of principal executive offices)       (Zip Code)

 Registrant's telephone number, including area code - (860-722-1866)

     Item 2.  Acquisition or Disposition of Assets

     As previously reported, the Registrant ("HSB"), together with The Dow Chemical Company, formed a new Company, Radian International LLC, to provide environmental information technology, and strategic chemical management services to industries and government worldwide. For more detailed information concerning the transaction, see the Registrant's report on Form 8-K filed with the Securities and Exchange Commission on February 14, 1996.

     This Form 8-K/A is being filed to include Pro Forma Financial Information for the Registrant for the period ending December 31, 1995 in accordance with Article 11 of Regulation S-X.



     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (b) Pro Forma Financial Information

     The following pro forma consolidated condensed financial statements of The Hartford Steam Boiler Inspection and Insurance Company are filed herewith:

     Pro Forma Condensed Consolidated Statement of Financial Position as of December 31, 1995 (unaudited)

     Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 1995 (unaudited)

     Notes to Unaudited Pro Forma Condensed Consolidated Statement of Financial Position

     Notes to Unaudited Pro Forma Condensed Consolidated Income Statement

     (c) Exhibits

     99.1   Contribution Agreement dated as of January 30, 1996.*

     99.2 Limited Liability Company Agreement of Radian International LLC dated as of January 1, 1996. *

     *Previously filed.


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


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               THE HARTFORD STEAM BOILER
                                               INSPECTION AND INSURANCE COMPANY



     Dated:  May 8, 1997         /s/ Saul L. Basch
                                 Saul L. Basch
                                 Senior Vice President, Chief
                                 Financial Officer and Treasurer






























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


           The Hartford Steam Boiler Inspection and Insurance Company
              Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)

The following unaudited pro forma condensed consolidated statements of income for HSB for the year ended December 31, 1995 present condensed consolidated operating results for HSB as if the exchange of substantially all the assets of Radian Corporation for 40% ownership in Radian International LLC occurred as of January 1, 1995. The accompanying unaudited pro forma condensed consolidated statement of financial position as of December 31, 1995 gives effect to the exchange as if it had occurred as of December 31, 1995.

The unaudited pro forma condensed financial data does not purport to represent what HSB's financial position or results of operations actually would have been had the transaction in fact occurred on the dates indicated, or to project HSB's financial position or results of operations for any future period. The pro forma adjustments ar based upon available information and certain assumptions believed to be reasonable in the circumstances. The unaudited pro forma consolidated financial information should be read in conjunction with the accompanying notes thereto and the separate historical financial statements of HSB as of and for the year ended December 31, 1995, which are contained in HSB's Form 10-K for the year ended December 31, 1995.





















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

           The Hartford Steam Boiler Inspection and Insurance Company
       Pro Forma Consolidated Statement of Financial Position (Unaudited)
                               December 31, 1995
                                 (in Millions)

                                HSB          Pro Forma        Pro Forma
                             Historical     Adjustments      HSB Consolidated
                             ----------     -----------      ----------------
Assets:
 Cash                          $   9.3           (0.8)(a)              $  8.5
 Short-Term
  Investments (at cost)           73.8                                   73.8
 Fixed Maturities, at fair
  value (cost $247.6)            255.3           (1.1)(a)               254.2
 Equity Securities, at
  fair value (cost $155.0)       215.4           (1.3)(a)               214.1
                                ------                                 -------
   Total cash and invested
    assets                       553.8                                  550.6

 Insurance Premiums Receivable    87.2                                   87.2
 Engineering Services Receivable  68.8           (59.7)(a)                9.1
 Fixed Assets                     62.3           (22.6)(a)               39.7
 Prepaid Acquisition Costs        34.1                                   34.1
 Capital Lease                    16.8                                   16.8
 Investment in Radian              -              91.0 (a)               91.0
 Reinsurance Assets               59.5                                   59.5
 Other Assets                     89.0           (23.0)(a)               66.0
                                ------          ---------              -------
   Total Assets                 $971.5           (17.5)                $954.0
                                ------          ---------              -------
Liabilities:
 Unearned Insurance Premiums    $216.2                                 $216.2
 Claims and Adjustment Expenses  190.9                                  190.9
 Short-term Borrowings            13.4                                   13.4
 Long-term Borrowings             25.6                                   25.6
 Capital Lease                    27.8                                   27.8
 Deferred Income Taxes            18.9             4.5(a)                23.4
 Dividends payable                11.6                                   11.6
 Minority Interest                20.0                                   20.0
 Other Liabilities               106.0           (22.0)(a)               84.0
                                ------           ---------             -------
   Total Liabilities             630.4           (17.5)                 612.9
                                ------           ---------             -------

Shareholders' Equity
 Common Stock (stated value:
  shares authorized 50.0;
  shares issued 21.3; shares
  outstanding 20.3)              10.0                                    10.0
 Additional Paid-in Capital      33.9                                    33.9
 Unrealized Investment Gains,
  net of tax                     43.9                                    43.9
 Retained Earnings              305.1                                   305.1
 Treasury Stock, at cost
  (shares 1.0)                  (47.7)                                  (47.7)
 Benefit Plans                   (4.1)                                   (4.1)
                               -------                                  -------
   Total Shareholders' Equity   341.1                                   341.1
                               -------                                  -------
   Total Liabilities and
     Shareholders' Equity      $971.5                                  $954.0
                               =======                                  =======
Common Shareholders' Equity
  per Share                    $ 16.80                                 $ 16.80

           The Hartford Steam Boiler Inspection and Insurance Company
               Pro Forma Consolidated Income Statement (Unaudited)
                      For the Year Ended December 31, 1995
                     (in millions except per share amounts)


                                  HSB          Pro-Forma           Pro-Forma
                               Historical     Adjustments         Consolidated
                              -------------------------------------------------
Revenues:
  Insurance Premiums           $   389.1                          $   389.1
  Net Engineering Services         252.1          (202.2)(a)           49.9
  Net Investment Income             28.2             0.7(a)            28.9
  Realized Investment Gains          2.8                                2.8
                               ------------   -------------       ------------
    Total Revenues                 672.2          (201.5)             470.7
                               ------------                       ------------

Expenses:
  Claims and Adjustment            154.9                              154.9
  Policy Acquisition                78.1                               78.1
  Underwriting and Inspection      121.9                              121.9
  Net Engineering Services         229.5          (186.3)(a)           43.2
  Interest                           1.5            (1.1)(a)            0.4
                               ------------   -------------       ------------
    Total Expenses                 585.9          (187.4)             398.5
                               ------------   -------------       ------------

Equity in Radian                   -                14.0(b)            14.0
Income before Taxes                 86.3            (0.1)              86.2

Income Taxes:
  Current                           24.3            (4.9)(a)           25.2
                                                     5.8(b)
  Deferred                          (0.6)            0.3(a)            (0.6)
                                                    (0.3)(b)
                               ------------   -------------       ------------
    Total Income Taxes              23.7             0.9               24.6
                               ------------   -------------       ------------

Net Income                     $    62.6            (1.0)          $   61.6

Net Income Per Common Share    $     3.07                          $    3.02

Average Shares Outstanding          20.4                               20.4

The Hartford Steam Boiler Inspection and Insurance Company Notes to Unaudited Pro Forma Condensed Consolidated Statement of Financial Position


(a) Pro forma adjustments to eliminate the effects of Radian Corporation's fully consolidated balance sheet and carry HSB's interest in Radian International LLC using the equity method of accounting.




































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


The Hartford Steam Boiler Inspection and Insurance Company Notes to Unaudited Pro Forma Condensed Consolidated Income Statement


(a) Pro forma adjustment to eliminate Radian Corporation's fully consolidated results of operations for the period January 1 through December 31, 1995.

(b) Pro forma adjustment to record HSB's share of operating results of Radian International LLC using the equity method of accounting. HSB's share assumes a preference return in the first year. Radian International LLC results reflect the combined results of Radian Corporation ($9.5 million) and Dow Environmental Inc. ("DEI") ($1.6 million loss). Due to the level of combined earnings, pursuant to the joint venture agreement, HSB would receive 100% of all earnings except interest expense of which 40% would be allocated to HSB.

         HSB Historical Income                    $62.6
         DEI Loss                                  (1.6)
         Interest Allocation, net of tax             .6
                                                     --

         Pro Forma Net Income                     $61.6






















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